UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 13, 2015

FUTUREWORLD CORP.
(Exact name of registrant as specified in charter)

Delaware	000-1273988	81-0562883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	3637 4th Street North, 330 Saint Petersburg, Florida	33704
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (727) 474-1816

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 8.01. Other Events.

The Company announces today that its Board of Directors has approved the “record date” and “dividend rate” of the stock of FutureLand Corp to its shareholders. The record date for determining the holders of FutureWorld’s (FWDG) common stock who will receive the dividend shares of FutureLand Corp is set on April 17th, 2015. The dividend rate will be one (1) share of FutureLand Corp for every three hundred (300) shares of FutureWorld Corp. The actual “distribution date” of the dividend will be announced when FutureLand gets clearance from FINRA to start trading under a new ticker symbol.

Since the actual dividend spin-off shares needs to be registered with SEC to become free trading, and since the process may take some time, we have decided to issue the (restricted) dividend shares and have them deposited into the shareholders account until such time the Company gets clearance from SEC and FINRA. And at such time, the (restricted) shares in the shareholders account will become free trading hence tradable. Company is in the initial stages of the preparation of the S1 to be filed with SEC.

Although we use the “record date” to determine the shareholder’s rights for dividend, if shareholders sell their shares prior to the actual “distribution date”, they will not be eligible for the dividend. Shareholders must hold their FutureWorld shares till the “distribution date” to qualify for the dividend of FutureLand Corp.

Please find below the associated terms in relations to the Spin-Off;

• Record Date - The date established by an issuer of a security for the purpose of determining the holders who are entitled to receive a dividend or distribution (if you sell your shares after the Record Date and before the distribution Date, you will lose your eligibility to receive your dividend)

• Dividend Rate - The total expected dividend payments from an investment (Spin-Off)

• Distribution Date – The date the dividend is paid out (after the completion of the Spin-off)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FutureWorld Corp

/s/ Sam Talari

Sam Talari

Principal Executive Officer

Dated: April 13, 2015